PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) SUPPLEMENT

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND (THE “FUND”)

SUPPLEMENT DATED MARCH 7, 2025 TO

PROSPECTUS AND SAI DATED JULY 31, 2024

The Board of Trustees (the “Board”) of Northern Funds (the “Trust”) has approved the appointment of Cohen & Steers Capital Management, Inc. and Eagle Global Advisors, LLC as sub-advisers to the Fund effective on or about March 24, 2025. Accordingly, effective March 24, 2025, the Prospectus and SAI are amended as follows:

1.	The paragraph under the section entitled “FUND SUMMARIES – Multi-Manager Global Listed Infrastructure Fund – Management” on page 178 of the Prospectus is replaced with the following:

INVESTMENT ADVISER, PORTFOLIO MANAGER AND SUB-ADVISERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Multi-Manager Global Listed Infrastructure Fund. Kelly Finegan, a Senior Vice President of NTI, and Jim Hardman, a Vice President of NTI, have been managers of the Fund since May 2023. Cohen & Steers Capital Management, Inc. (effective on or about March 24, 2025), Eagle Global Advisors, LLC (effective on or about March 24, 2025), First Sentier Investors (Australia) IM Ltd, KBI Global Investors (North America), Ltd., and Lazard Asset Management LLC each serves as a sub-adviser of the Fund. From time to time, the Fund may have little or no assets allocated to any one particular sub-adviser in light of economic or other conditions, as determined by NTI in its sole discretion. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub-administrator to the Fund.

2.	The following is added to the section entitled “FUND MANAGEMENT – Multi-Manager Global Listed Infrastructure Fund” on page 197 of the Prospectus:

COHEN & STEERS CAPITAL MANAGEMENT, INC. (“COHEN & STEERS”). Cohen & Steers will begin to manage a portion of the Fund effective on or about March 24, 2025. Cohen & Steers was founded in 1986 and its principal offices are located at 1166 6th Ave 30th Floor, New York, NY 10036. As of December 31, 2024, Cohen & Steers managed approximately $85.8 billion in assets under management.

EAGLE GLOBAL ADVISORS, LLC (“EAGLE”). Eagle will begin to manage a portion of the Fund effective on or about March 24, 2025. Eagle was founded in 1996 and its principal offices are located at 1330 Post Oak Blvd., Suite 3000, Houston, Texas 77056. As of December 31, 2024, Eagle managed approximately $2.55 billion in assets under management.

3.

The information under the section entitled “INVESTMENT ADVISER, SUB-ADVISERS, TRANSFER AGENT AND CUSTODIAN – Investment Sub-Advisers – Multi-Manager Global Listed Infrastructure Fund” on page 92 of the SAI is replaced with the following:

Sub-Advisers
Multi-Manager Global Listed Infrastructure Fund

Cohen & Steers Capital Management, Inc. (“Cohen & Steers”) (effective on or about March 24, 2025)

Eagle Global Advisors, LLC (“Eagle”) (effective on or about March 24, 2025)

First Sentier Investors (Australia) IM Ltd (“First Sentier”)

Lazard Asset Management LLC (“Lazard”)

KBI Global Investors (North America) Ltd. (“KBIGINA”)

4.

The following information is added to the section entitled “INVESTMENT ADVISER, SUB-ADVISERS AND CUSTODIAN – Investment Sub-Advisers” under the Sub-Adviser ownership and control information beginning on page 92 of the SAI:

COHEN & STEERS

Cohen & Steers is 100% owned by its parent company, Cohen & Steers, Inc. (NYSE ticker: CNS), a Delaware corporation. Cohen & Steers, Inc. is a publicly traded company on the New York Stock Exchange, and is broadly held.

EAGLE

Eagle is a registered investment advisor located in Houston, Texas. The firm is 100% owned by its employees.

Please retain this Supplement with your Prospectus and SAI for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	NF SPT PRO&SAI NMFIX (3/25)